Exhibit 15.1

EVALUATION OF THE INTERESTS OF

ALBERTA STAR DEVELOPMENT CORP.

IN THE LLOYDMINSTER AREA OF

ALBERTA & SASKATCHEWAN

(Constant Prices and Costs)

Prepared For

Alberta Star Development Corp.

By

Petrotech Engineering Ltd.

Effective Date

November 30, 2012

Table of Contents

Letter of Transmittal

Table 1 - Summary of Proved Reserves and Net Present Values Constant Case
Table 2 - Summary of Proved + Probable Reserves and Net Present Values Constant Case

Definitions of Reserves
Constant Oil Prices
Certificates of Qualification

I	Lloydminster, Alberta
II	Landrose and Maidstone, Saskatchewan

Figures

I -1	Location Map of the Company’s Wells in the Lloydminster Field, Alberta
I -2	Land and Well Location Map of Section 06 TWP 50, RGE 01 W4M
I -3	Land and Well Location Map of Section 14-TWP 50, RGE 01 W4M
I -4	Land and Well Location Map in Township 50 Range 02 W4M
II -1	Location Map of the Landrose Field in Saskatchewan
II -2	Location Map of the Maidstone Field in Saskatchewan

Tables

I -1	Proved Producing Reserves and Net Present Values of the 16A-22-49-01 W4M Well Constant Case
I -2	Proved Producing Reserves and Net Present Values of the 10B-06-50-01 W4M Well Constant Case
I -3	Proved Producing Reserves and Net Present Values of the 12-14-50-02 W4M Well Constant Case
I -4	Proved + Probable Additonal Reserves and Net Present Values of the 16A-22-49-01 W4M Well Constant Case
I -5	Proved + Probable Additonal Reserves and Net Present Values of the 10B-06-50-01 W4M Well Constant Case
I -6	Proved + Probable Additonal Reserves and Net Present Values of the 12-14-50-02 W4M Well Constant Case
I -7	Proved + Probable Additional Reserves and Net Present Values of the 06D-24-50-02 W4M Well Constant Case
II -1	Proved Producing Reserves and Net Present Values of 4 Wells in Section 11/01-48-24 W3M Well Constant Case
II -2	Proved Producing Reserves and Net Present Values of the 31/12-06-50-25 W3M Well Constant Case
II -3	Proved Producing Reserves and Net Present Values of the 22/13-06-50-25 W3M Well Constant Case

II -4	Proved Producing Reserves and Net Present Values of the 31/13-06-50-25 W3M Well Constant Case
II -5	Proved Producing Reserves and Net Present Values of the 11/06-12-50-26 W3M Well Constant Case
II -6	Proved Producing Reserves and Net Present Values of the 31/14-06-50-25 W3M Well Constant Case
II -7	Proved + Probable Additional Reserves and Net Present Values of 4 Wells in Section 11/01-48-24 W3M Well Constant Case
II -8	Proved + Probable Additional Reserves and Net Present Values of the 31/12-06-50-25 W3M Well Constant Case
II -9	Proved + Probable Additional Reserves and Net Present Values of the 22/13-06-50-25 W3M Well Constant Case
II -10	Proved + Probable Additional Reserves and Net Present Values of the 31/13-06-50-25 W3M Well
II -11	Proved + Probable Additional Reserves and Net Present Values of the 31/14-06-50-25 W3M Well Constant Case
II -12	Proved + Probable Additional Reserves and Net Present Values of the 11/06-12-50-26 W3M Well Constant Case

Appendices

A	Conversion Factors and Abbreviations
B	Production Data of the Company’s Wells in the Lloydminster Field
C	Production Data of the Company’s Wells in the Maidstone Field
D	Production Data of the Company’s Wells in the Landrose Field

PETROTECH ENGINEERING LTD.
7536 Manzanita Place, Burnaby, B. C., Canada V3N 4X1 Phone: (604) 525 6896
Email: johnyu@axion.net

March 19, 2013

Ref: 12 – 39

Alberta Star Development Corp.
506 - 675 West Hastings Street
Vancouver, B. C.
V6B 1N2

Attention: Mr. Stuart Rogers, President

Dear Sir:

Re: Evaluation of the Interests of Alberta Star Development Corp. in Alberta and Saskatchewan

Pursuant to the request of Alberta Star Development Corp. (here-in-after referred to as the “Company”), we have conducted an independent reserve evaluation of the Company’s oil and gas properties located in the general area of Lloydminster, Alberta and Saskatchewan. The effective date of this evaluation is November 30, 2012. The purpose of this evaluation is for annual filing of the 20F with the United States Securities and Exchange Commission (SEC). The Company has indicated that these properties represent 100% of the oil and gas reserves.

This evaluation uses the definitions of reserves of the Society of Petroleum Engineers in 2007 (see Definitions of Reserves). The net cash flow is calculated at constant prices and costs for SEC in the assigned proved and probable reserves, to all future times and after deduction of the capital and operating costs, royalties and well abandonment liabilities net of salvage value. The remaining recoverable proved and probable reserves are estimated using production decline methods, volumetric data, well performance, well spacing, past completion data of offset leases and analogy to other wells in the immediate area of each entity (see Appendices B to D for production plots). All cash flow data is in Canadian currency. A summary of the Company’s gross and net share of proved and probable reserves and net share of the future net revenue before tax, discounted at 0, 5, 10, 15, and 20% is presented as follows:

Constant Prices and Costs
			NPV of Future Net Revenue
Reserve Category	Heavy Crude Oil		Before Tax Discounted (in M$) @
	Gross	Net	0%	5%	10%	15%	20%
Proved	(Mbbl)	(Mbbl)	(M$)	(M$)	(M$)	(M$)	(M$)
Producing	35.5	33.0	812.2	751.7	698.4	651.3	609.5
Total Proved	35.5	33.0	812.2	751.7	698.4	651.3	609.5

Probable	21.9	19.7	756.9	662.9	585.7	521.6	467.7
Proved + Probable	57.4	52.7	1,569.1	1,414.6	1,284.1	1,172.9	1,077.2

The evaluation was conducted on the basis of the GLJ Petroleum Consultants Ltd’s January 1, 2013 Price Forecast of “Heavy Crude Oil (12oAPI) at Hardisty” (www.gljpc.com – see page 12). Estimates of reserves and projections of production were generally prepared using well information and production data available from public sources to approximately November 30, 2012. The Company provided land, certain accounting data and other technical and product sales information not available in the public domain to approximately November 30, 2012. The Company has confirmed that to the best of its knowledge, all information provided is correct and complete as of the effective date.

A summary of the Company’s total and individual properties and their net present values and production data is presented in Table 1. The individual property summary reports provided under sections I and II include additional property specific evaluation details.

Provisions for the abandonment and reclamation costs (net of salvage values) of all of the Company’s wells to which reserves were assigned have been included. Abandonment costs of facilities and for non-producing wells with no assigned reserves were not included.

The estimated net present values do not represent a fair market value. In reviewing the reserves estimates provided, it should be understood that there are inherent uncertainties and limitations with both the database available for analysis and the interpretation of such engineering and geological data. The judgments used in assessing the reserves are considered reasonable given the knowledge of the property reviewed. Our estimates are prepared using standard geological and engineering methods generally accepted by the petroleum industry, and the reserves definitions and standards required by the United States SEC. The method or combination of methods used is based on our professional judgment and experience. Estimates may change substantially as additional data from ongoing development activities and production performance becomes available and as economic conditions impacting oil and gas prices and costs change. Field inspections of the properties were not conducted and not considered necessary in view of information available from public information and records and data provided by the Company. All procedures and methods have been considered under the circumstances to prepare this report.

Respectfully Submitted,

Petrotech Engineering Ltd.

/s/ John Yu, P. Eng.
John Yu, P. Eng.

Table 1 - Summary of Proved Reserves and Net Present Values Constant Case

Reserve Category:	Proven Producing
Province:

CORPORATE YEAR END

Evaluation Interest Summary
		Oil Production			Total	Operating				B Tax	Tax	A Tax
		Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	72.1	2.2	64.47	141.3	32.7	14.92	27.1	0.0	81.5	20.7	60.7
2013	12	43.9	16.0	64.73	1,038.0	346.7	21.62	131.6	0.0	559.7	145.6	414.1
2014	12	23.6	8.6	65.15	562.0	314.3	36.43	57.8	26.3	163.7	49.9	113.8
2015	12	16.2	5.9	65.38	386.1	253.3	42.89	39.5	84.6	8.8	22.2	-13.5
2016	12	5.3	1.9	65.45	126.2	86.2	44.70	2.5	17.5	20.0	8.9	11.1
2017	12	2.3	0.8	66.71	54.9	48.2	58.65	1.8	26.3	-21.4	0.2	-21.6
SubTotal			35.5		2,308.4	1,081.3		260.3	154.6	812.2	247.6	564.6
Remainder			0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total			35.5		2,308.4	1,081.3	30.45	260.3	154.6	812.2	247.6	564.6

			Before Tax	After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	88.8	35.5	2.5	33.0
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	966.8	154.6	812.2	564.6	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	880.3	128.7	751.7	525.9	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	806.6	108.2	698.4	491.3	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	743.2	91.9	651.3	460.3	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	688.1	78.7	609.5	432.4	BOE	MSTB	88.8	35.5	2.5	33.0

Table 2 - Summary of Proved + Probable Reserves and Net Present Values Constant Case

Reserve Category:	Total Proved + Probable Additional
Province:

CORPORATE YEAR END

Evaluation Interest Summary
		Oil Production			Total	Operating				B Tax	Tax	A Tax
		Rate	Volume	Price	Revenue	Expense		Burden	Capital Cash Flow			Cash Flow
Year	Mo	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	80.3	2.4	64.57	157.8	33.8	13.83	30.8	0.0	93.1	23.7	69.5
2013	12	57.9	21.1	64.72	1,367.3	369.4	17.49	214.3	0.0	783.6	201.8	581.7
2014	12	35.0	12.8	65.00	831.5	333.3	26.05	89.9	20.4	387.9	105.9	282.0
2015	12	23.7	8.6	65.16	562.8	288.6	33.42	58.6	18.6	197.0	55.5	141.6
2016	12	17.6	6.4	65.34	420.4	249.4	38.75	44.1	64.2	62.8	30.1	32.7
2017	12	7.9	2.9	65.46	188.7	113.3	39.31	6.4	20.4	48.6	17.1	31.5
2018	12	4.8	1.8	65.44	115.5	81.0	45.87	2.3	0.0	32.3	8.5	23.8
2019	12	3.7	1.3	65.55	88.5	79.1	58.61	1.8	43.8	-36.2	0.4	-36.6
SubTotal			57.4		3,732.7	1,547.9		448.3	167.3	1,569.1	443.0	1,126.1
Remainder			0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total			57.4		3,732.7	1,547.9	26.95	448.3	167.3	1,569.1	443.0	1,126.1

			Before Tax	After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	143.3	57.4	4.8	52.7
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	1,736.4	167.3	1,569.1	1,126.1	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	1,545.8	131.2	1,414.6	1,019.7	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	1,388.8	104.7	1,284.1	928.9	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	1,257.7	84.8	1,172.9	850.9	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	1,146.8	69.6	1,077.2	783.4	BOE	MSTB	143.3	57.4	4.8	52.7

DEFINITIONS OF RESERVES

Taken from Petroleum Resources Management System as prepared by the Oil and Gas Reserves Committee (2007) of the Society of Petroleum Engineers (SPE); reviewed and jointly sponsored by the World Petroleum Council (WPC), the American Association of Petroleum Geologists (AAPG); and the Society of Petroleum Evaluation Engineers (SPEE).

Crude Oil: Crude oil is the portion of petroleum that exists in the liquid phase in natural underground reservoirs and remains liquid at atmospheric conditions of pressure and temperature. Crude oil may include small amounts of non-hydrocarbons produced with the liquids but does not include liquids obtained from the processing of natural gas. Classes of crude oil are often reported on the basis of density, sometimes with different meanings. Acceptable ranges are as follows:

Light:	less than 870 kg/m3 (greater than 31.1[o] API)
Medium:	870 to 920 kg/m3 (31.1[o] API to 22.3[o] API)
Heavy:	920 to 1000 kg/m3 (22.3[o] API to 10[o] API)
Extra-heavy:	greater than 1000 kg/m3 (less than 10[o] API)

Natural Gas: Natural Gas is the portion of petroleum that exists either in the gaseous phase or is in solution in crude oil in natural underground reservoirs, and which is gaseous at atmospheric conditions of pressure and temperature. Natural Gas may include some amount of non-hydrocarbons.

Natural Gas Liquids: Natural Gas Liquids (NGL) are a mixture of light hydrocarbons that exist in the gaseous phase and are recovered as liquids in gas processing plants. NGL differs from condensate in two principal respects: (1) NGL is extracted and recovered in gas plants rather than lease separators or other lease facilities, and (2) NGL includes very light hydrocarbons (ethane, propane, butanes) as well as the pentanes-plus that are the main constituents of condensates.

Reserves Categories

Developed Reserves are defined as the expected quantities to be recovered from existing wells and facilities. The guidelines for this type of reserve are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well. Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped. Developed Reserves may be further sub-classified as producing or Non-Producing.

Developed Producing Reserves are defined as the expected quantities to be recovered from existing wells and facilities. The guidelines for this type of reserve are expected to be recovered from completion intervals that are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves are defined as the expected quantities including shut-in and behind-pipe reserves. The guidelines for shut-in reserves are expected to be recovered from (1)

completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves are quantities expected to be recovered through future investments:

(1) from new wells on undrilled acreage in known accumulations,
(2) from deepening existing wells to a different (but known) reservoir,
(3) from infill wells that will increase recovery, or
(4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations. If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data. In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8). Reserves in undeveloped locations may be classified as Proved provided that the locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive and the interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves. It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate. Probable Reserves may be assigned to areas of a reservoir adjacent to the Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria. Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves. The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate. Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project. Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects. In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir. Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area. Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area. Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive. Justification for assigning Reserves in such cases should be clearly documented. Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses. Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

Constant Oil Prices

The following table sets out the Cromer reference, heavy crude oil price posting for the past five years and the GLJ Petroleum Consultants (www.gljpc.com) “Heavy Crude Oil (12o API)” January 1, 2013 price forecast and the adjusted price forecast as applied to the Alberta and Saskatchewan properties:

		Heavy Crude Oil	Heavy Crude Oil
		Proxy (12[o] API)	Proxy (12[o] API)
		at Hardisty	at Hardisty
	Inflation	Then Current	Then Current
Year	%	CAD$/bbl	CAD$/bbl
2008	2.4	74.94	74.94
2009	0.4	54.46	54.46
2010	1.8	60.76	60.76
2011	2.9	67.64	67.64
2012	1.6	63.87	63.87
		Lloydminster	Maidstone
2013 Q1	0.0	68.26	64.94
2013 Q2	0.0	68.26	64.94
2013 Q3	0.0	68.26	64.94
2013 Q4	0.0	68.26	64.94
2013 Full Year	0.0	68.26	64.94
2014	0.0	68.26	64.94
2015	0.0	68.26	64.94
2016	0.0	68.26	64.94
2017	0.0	68.26	64.94
2018	0.0	68.26	64.94
2019	0.0	68.26	64.94
2020	0.0	68.26	64.94
2021	0.0	68.26	64.94
2022	0.0	68.26	64.94
2023+	0.0	68.26	64.94

CERTIFICATE OF QUALIFICATION

I, JOHN YU, P. Eng., with an office at 7536 Manzanita Place, Burnaby, British Columbia hereby certify

1.

That I am a Consulting Petroleum Engineer employed by Petrotech Engineering Ltd., which company has prepared a detailed analysis of the Canadian oil and gas properties of Alberta Star Development Corp. during the months from January to March, 2013.

2.

That Petrotech Engineering Ltd.'s officers or its employees have no direct or indirect interests, nor do they expect to receive any direct or indirect interest, in the properties or in any securities of Alberta Star Development Corp.

3.

That I attended the University of Alberta and that I graduated with a Bachelor of Science in Metallurgical Engineering in 1974. That I am a registered Professional Engineer in the Province of British Columbia and a member of the Society of Petroleum Engineers, and that I have in excess of thirty-eight years of experience in engineering studies, evaluation of oil and gas properties, drilling, completion, production and process engineering of oil and gas operations and evaluation of mineral properties in Canada, U. S. A., Guatemala, Nicaragua, Colombia, Argentina, Peru, Australia, New Zealand, China, Kazakhstan, United Arab Emirates, North Sea, Cameroon, and Indonesia.

4.	That I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5.

That a personal field inspection of the Company's property was not conducted and not considered necessary in view of information available from public information and records and data provided by the Company.

John Yu, Professional Engineer
Reg. No. B. C. - 12068

CERTIFICATE OF QUALIFICATION

David B. Finn, A. Sc. T. Petroleum Technologist, of 328, 5647 – 16th Avenue, Delta, British Columbia hereby certify

1.

That I am a Consulting Petroleum Technologist employed by Petrotech Engineering Ltd., which company has prepared a detailed analysis of the Canadian oil and gas properties of Alberta Star Development Corp. during the months of January and March, 2013.

2.

That I have attended the British Columbia Institute of Technology and graduated with a Diploma of Engineering Technology in Natural Gas and Petroleum Technology in 1969. I am a Registered Applied Science Technologist in the Province of British Columbia and have in excess of forty years of experience in oil and gas reservoir studies of Canadian and United States oil and gas fields, and during the last twenty eight years have been directly involved in the preparation of independent oil and gas property evaluations.

3.

That a personal field inspection of the Company's property was not conducted and not considered necessary in view of information available from public information and records and data provided by the Company.

David B. Finn, A.Sc.T.

I	Lloydminster, Alberta

The Company holds various working interests in producing and non-producing wells and leases throughout Townships 49 to 50, Ranges 1 to 2 W4M of the Lloydminster area of Alberta. For the purposes of this evaluation, only producing entities were evaluated, resulting in the assignment of heavy oil reserves and value to three active wells.

The wells produce heavy oil from the Sparky and Lloydminster clastic units of Lower Cretaceous age, Upper Mannville Group. Remaining recoverable reserves have been estimated based upon well performance, well spacing, past completion data of offset leases and analogy to other wells in the immediate area of each entity. The individual well production rate-time and rate versus cumulative production plots include the forecast proved and proved plus probable decline parameters used in the cash flow analysis.

The remaining recoverable proved and probable reserves are estimated using production decline methods and the production plots are available in Appendix B. The evaluation parameters used in the cash flow forecasts were estimated based on individual well operating statements from the previous year or by analogy to those data when necessary.

Evaluation Parameters:

	Working	Lessor	Royalty	Operating Costs
Well Location	Interest	Royalty	Burden	$/well/month	Variable
00/16A-22-049-01W4/0	50.00%	Crown	4.0%	$4,700	$4.20
00/10B-06-050-01W4/0	33.33%	Crown	12.0%	$4,100	$2.30
00/06D-24-050-02W4/0	33.33%	Crown	11.9%	$3,100	$2.00

Price Forecast (see Section on Constant Oil Price)

Reference: Heavy Crude at Hardisty (12oAPI)

Abandonment costs (2013 Dollars) $

35,000 per producing well

After Tax Net Present Values

According to the Company, it has a sufficient tax pool to offset corporate income tax for the life of the reserves of the evaluated properties.

Following are the Proved and Proved plus Probable additional reserves Entity Summary Tables and Consolidation cash flow forecasts for the Alberta properties.

Figure I-1 Location Maps of the Company’s Wells in the Lloydminster Field, Alberta

Figure I-2 Land and Well Location Map of Section 06 TWP 50, RGE 01 W4M

Figure I-3 Land and Well Location Map of Section 14 TWP 50, RGE 01 W4M

Figure I-4 Land and Well Location Map in 50 RANGE 02 W4M

Table I-1 Proved Producing Reserves and Net Present Values of the 16A-22-49-01 W4M
Well Constant Case

00/16A-22-049-01W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
Constant Price			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		214.0	161.0
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	7.77	5.62
Reversion Pt	No Reversion		ROI Disc @10%	$/$	6.39	4.67
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	23.10	16.90

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	4.6	0.1	68.26	9.6	2.9	20.99	0.5	0.0	6.2	1.5	4.6
2013	12	1	4.0	1.5	68.26	100.0	34.4	23.45	4.0	0.0	61.6	15.4	46.2
2014	12	1	3.1	1.1	68.26	77.8	33.0	28.94	3.1	0.0	41.7	10.4	31.3
2015	12	1	2.4	0.9	68.26	60.1	31.9	36.25	2.4	0.0	25.8	6.4	19.3
2016	12	1	1.9	0.7	68.26	46.8	31.1	45.37	1.9	0.0	13.8	3.5	10.4
2017	12	1	1.5	0.5	68.26	36.2	30.4	57.41	1.4	17.5	-13.2	0.2	-13.4
SubTotal				4.8		330.4	163.7		13.3	17.5	135.9	37.5	98.4
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				4.8		330.4	163.7	33.82	13.3	17.5	135.9	37.5	98.4

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	9.7	4.8	0.0	4.8
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	153.4	17.5	135.9	98.4	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	136.3	13.4	123.0	89.5	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	122.2	10.4	111.8	81.8	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	110.3	8.1	102.2	75.0	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	100.2	6.4	93.8	69.1	BOE	MSTB	9.7	4.8	0.0	4.8

Table I-2 Proved Producing Reserves and Net Present Values of the 10B-06-50-01 W4M Well
Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:20:52
PM
	Version	EANexus Ver 2.7.2.0

00/10B-06-050-01W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		35.0	14.4
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	0.67	0.27
Reversion Pt	No Reversion		ROI Disc @10%	$/$	0.70	0.35
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	6.73	3.40

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	1.5	0.0	68.26	3.2	1.5	31.59	0.4	0.0	1.3	0.3	1.0
2013	12	1	1.4	0.5	68.26	33.7	17.5	35.54	4.0	0.0	12.1	3.0	9.1
2014	12	1	1.0	0.4	68.26	25.9	17.3	45.46	3.1	0.0	5.6	1.4	4.2
2015	12	1	0.8	0.3	68.26	20.0	17.1	58.21	2.4	11.7	-11.1	0.0	-11.1
SubTotal				1.2		82.8	53.4		9.9	11.7	7.9	4.7	3.1
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				1.2		82.8	53.4	43.98	9.9	11.7	7.9	4.7	3.1

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	3.6	1.2	0.0	1.2
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	19.5	11.7	7.9	3.1	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	17.9	9.8	8.1	3.7	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	16.5	8.4	8.2	4.1	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	15.3	7.2	8.1	4.4	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	14.2	6.2	8.1	4.6	BOE	MSTB	3.6	1.2	0.0	1.2

Table I-3 Proved Producing Reserves and Net Present Values of the 12-14-50-02 W4M
Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:20:52
PM
	Version	EANexus Ver 2.7.2.0

00/12-14-050-02W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		48.9	29.3
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	1.19	0.70
Reversion Pt	No Reversion		ROI Disc @10%	$/$	1.08	0.67
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	11.10	6.86

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	1.3	0.0	68.26	2.7	1.2	29.67	0.3	0.0	1.2	0.3	0.9
2013	12	1	1.2	0.4	68.26	29.8	14.1	32.31	3.6	0.0	12.1	3.0	9.1
2014	12	1	1.0	0.4	68.26	24.8	13.9	38.23	3.0	0.0	7.9	2.0	6.0
2015	12	1	0.8	0.3	68.26	20.5	13.7	45.67	2.5	11.7	-7.3	0.5	-7.8
SubTotal				1.1		77.8	42.9		9.3	11.7	13.9	5.8	8.1
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				1.1		77.8	42.9	37.62	9.3	11.7	13.9	5.8	8.1

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	3.4	1.1	0.0	1.1
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	25.6	11.7	13.9	8.1	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	23.1	9.8	13.3	8.0	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	21.0	8.4	12.7	7.8	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	19.2	7.2	12.1	7.6	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	17.6	6.2	11.5	7.4	BOE	MSTB	3.4	1.1	0.0	1.1

Table I-4 Proved + Probable Additonal Reserves annd Net Present Values of the 16A-22-49-01
W4M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:41:05
PM
	Version	EANexus Ver 2.7.2.0

00/16A-22-049-01W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		256.5	196.0
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	12.50	9.17
Reversion Pt	No Reversion		ROI Disc @10%	$/$	9.76	7.22
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	23.98	17.73

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	5.1	0.2	68.26	10.6	3.0	19.36	0.6	0.0	6.9	1.7	5.2
2013	12	1	4.5	1.7	68.26	113.3	35.2	21.19	4.5	0.0	73.6	18.4	55.2
2014	12	1	3.7	1.4	68.26	93.2	33.9	24.86	4.2	0.0	55.1	13.8	41.3
2015	12	1	3.1	1.1	68.26	76.8	32.9	29.27	3.1	0.0	40.8	10.2	30.6
2016	12	1	2.5	0.9	68.26	62.8	32.1	34.85	2.5	0.0	28.2	7.1	21.2
2017	12	1	2.1	0.8	68.26	51.9	31.4	41.31	2.1	0.0	18.4	4.6	13.8
2018	12	1	1.7	0.6	68.26	42.7	30.8	49.32	1.7	0.0	10.1	2.5	7.6
2019	12	1	1.4	0.5	68.26	34.8	30.3	59.49	1.4	17.5	-14.4	0.0	-14.4
SubTotal				7.1		486.0	229.7		20.1	17.5	218.8	58.3	160.5
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				7.1		486.0	229.7	32.25	20.1	17.5	218.8	58.3	160.5

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	14.2	7.1	0.0	7.1
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	236.3	17.5	218.8	160.5	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	204.6	12.1	192.4	141.8	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	179.3	8.6	170.7	126.3	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	158.7	6.1	152.6	113.2	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	141.9	4.5	137.4	102.1	BOE	MSTB	14.2	7.1	0.0	7.1

Table I-4 Proved + Probable Additonal Reserves annd Net Present Values of the 10B-06-50-01
W4M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:41:05
PM
	Version	EANexus Ver 2.7.2.0

00/10B-06-050-01W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		68.7	44.9
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	1.83	1.15
Reversion Pt	No Reversion		ROI Disc @10%	$/$	1.65	1.10
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	11.13	7.39

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	1.6	0.0	68.26	3.4	1.5	29.63	0.4	0.0	1.5	0.4	1.1
2013	12	1	1.5	0.5	68.26	37.3	17.7	32.30	4.5	0.0	15.2	3.8	11.4
2014	12	1	1.2	0.4	68.26	30.7	17.4	38.74	3.7	0.0	9.6	2.4	7.2
2015	12	1	1.0	0.4	68.26	25.5	17.3	46.23	3.1	0.0	5.2	1.3	3.9
2016	12	1	0.8	0.3	68.26	21.2	17.1	55.20	2.5	11.7	-10.2	0.0	-10.2
SubTotal				1.7		118.1	70.9		14.2	11.7	21.3	7.9	13.4
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				1.7		118.1	70.9	41.01	14.2	11.7	21.3	7.9	13.4

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	5.2	1.7	0.0	1.7
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	33.0	11.7	21.3	13.4	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	29.7	9.4	20.3	13.2	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	26.9	7.6	19.3	12.8	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	24.5	6.2	18.2	12.3	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	22.4	5.1	17.3	11.8	BOE	MSTB	5.2	1.7	0.0	1.7

Table I-6 Proved + Probable Additonal Reserves annd Net Present Values of the 12-14-50-02
W4M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:41:06
PM
	Version	EANexus Ver 2.7.2.0

00/12-14-050-02W4/0			Economic Indicators		Before Tax	After-tax
Sparky Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		97.5	70.1
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	3.47	2.40
Reversion Pt	No Reversion		ROI Disc @10%	$/$	2.90	2.06
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	16.50	11.70

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	1.6	0.0	68.26	3.4	1.2	24.33	0.4	0.0	1.8	0.4	1.3
2013	12	1	1.5	0.5	68.26	37.5	14.4	26.27	4.5	0.0	18.6	4.6	13.9
2014	12	1	1.3	0.5	68.26	31.6	14.2	30.63	3.8	0.0	13.6	3.4	10.2
2015	12	1	1.1	0.4	68.26	26.4	14.0	36.10	3.2	0.0	9.3	2.3	6.9
2016	12	1	0.9	0.3	68.26	22.5	13.8	41.79	2.7	0.0	6.0	1.5	4.5
2017	12	1	0.7	0.3	68.26	18.7	13.6	49.83	2.2	11.7	-8.9	0.1	-9.0
SubTotal				2.1		140.1	71.2		16.8	11.7	40.4	12.4	28.0
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				2.1		140.1	71.2	34.69	16.8	11.7	40.4	12.4	28.0

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	6.2	2.1	0.0	2.1
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	52.1	11.7	40.4	28.0	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	45.9	8.9	37.0	25.9	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	40.8	6.9	33.9	24.0	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	36.5	5.4	31.1	22.3	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	33.0	4.3	28.7	20.7	BOE	MSTB	6.2	2.1	0.0	2.1

Table I-7 Proved + Probable Additonal Reserves annd Net Present Values of the 06D-24-50-02
W4M Well Constant Case

	EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013 12:41:07
PM
	Version	EANexus Ver 2.7.2.0

00/06D-24-050-02W4/0			Economic Indicators		Before Tax	After-tax
Sparky
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		42.2	19.5
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Alberta	Field: Lloydminster	ROI Undisc	$/$	0.69	0.32
Reversion Pt	No Reversion		ROI Disc @10%	$/$	0.67	0.35
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	10.03	5.17

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	1.8	0.1	68.26	3.6	1.1	21.38	0.4	0.0	2.1	0.5	1.6
2013	12	1	1.3	0.5	68.26	32.1	13.3	28.38	3.8	0.0	14.9	3.7	11.2
2014	12	1	0.7	0.3	68.26	17.7	12.9	49.69	2.1	11.7	-9.0	0.1	-9.0
SubTotal				0.8		53.5	27.4		6.4	11.7	8.0	4.3	3.7
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				0.8		53.5	27.4	34.98	6.4	11.7	8.0	4.3	3.7

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	2.4	0.8	0.0	0.8
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	19.7	11.7	8.0	3.7	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	18.3	10.3	8.0	3.9	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	17.0	9.2	7.9	4.1	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	15.9	8.2	7.7	4.1	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	15.0	7.4	7.6	4.2	BOE	MSTB	2.4	0.8	0.0	0.8

II	Landrose and Maidstone, Saskatchewan

The Company holds various working interests in producing and non-producing wells and leases throughout Townships 48 to 52, Ranges 22 to 27 W3M of the Lloydminster area of Saskatchewan. Proved and proved plus probable reserves were assigned to 11 currently producing wells and two undeveloped wells/location. The groups of wells which are considered a major property for the Company are located in the Landrose area, Township 50, Range 25 W3M. The Company has an interest in six recently drilled wells in Section 6-50-25 W3M and has plans to drill a proved undeveloped location in the section. The Landrose wells produce heavy oil from the McLaren Member of the Upper Mannville Formation. One well in the section was drilled prior to the effective date which has been classified as undeveloped as it was not completed by the effective date. It was completed and began producing in December 2011. There are currently seven wells producing heavy oil from the McLaren Formation, within the Saskatchewan properties which are contributing to the majority of the reserves in this evaluation. For this evaluation, only producing entities were evaluated, resulting in the assignment of heavy oil reserves to 12 active wells.

The Maidstone property has four active wells located in Section 01-048-24 W3M. The wells produce heavy oil from the McLaren Formation. The wells were drilled and began producing in the early 1980’s and have produced for varying periods since then.

Remaining recoverable reserves have been estimated based on volumetric data, well performance, well spacing, past completion data of offset leases and analogy to other wells in the immediate area of each entity. The production plots are shown in Appendices C and D. The individual well production rate-time and rate versus cumulative production plots include the forecast proved and proved plus probable decline parameters used in the cash flow analysis.

The evaluation parameters used in the cash flow forecasts were estimated based on individual well operating statements from the previous year or by analogy to those data when necessary.

Evaluation Parameters:

		Lessor	Royalty	Operating Costs
Well Location	Interest	Royalty	Burden	$/well/month	Variable
Maidstone
11/10-01-048-24W3/0	50.00%	15%FH	3.0%	$3,000	$ 3.00
Landrose
31/12-06-050-25W3/0	25.00%	Cr. T4		$5,500	$ 4.50
22/13-06-050-25W3/0	50.00%	Cr. New		$5,500	$ 4.50
31/13-06-050-25W3/0	50.00%	Cr, T4	15.0%BPO	$5,500	$ 4.50
31/14-06-050-25W3/0	25.00%	Cr. T4		$5,500	$ 4.50
11/06-12-050-36W3/0	50.00%	Cr. T4		$5,500	$ 4.50

Price Forecast (see Section on Constant Oil Price) - Reference: Heavy Crude at Hardisty (12oAPI)

Abandonment costs (2013 Dollars) - $35,000 per producing well

Figure II-1 Location Map of the Landrose Field in Saskatchewan

Figure II-2 Location Map of the Maidstone Field in Saskatchewan

Table II-1 Proved Producing Reserves and Net Present Values of 4 Wells in Section 11/01-48-24
W3M Constant Case

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MAIDSTONE PROPERTY SASKATCHEWAN			Economic Indicators		Before Tax	After-tax
4 Wells in Sec 01-048-24W3/0
McLaren			Internal Rate of Return (%)		800.0	Non-Con
CONSTANT PICE
			Mod Int Rate of Return (%)		4.2	-10.5
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Maidstone	ROI Undisc	$/$	0.08	-0.19
Reversion Pt	No Reversion		ROI Disc @10%	$/$	0.19	-0.04
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	1.28	-0.28

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	3	8.2	0.2	64.94	16.2	9.8	39.00	2.9	0.0	3.6	1.0	2.6
2013	12	3	7.7	2.8	64.94	181.5	116.4	41.64	32.7	0.0	32.5	8.8	23.7
2014	12	3	6.8	2.5	64.94	161.7	115.5	46.37	29.1	0.0	17.1	4.6	12.5
2015	12	3	6.1	2.2	64.94	144.2	114.7	51.65	26.0	52.5	-48.9	0.0	-48.9
SubTotal				7.8		503.6	356.3		90.6	52.5	4.2	14.3	-10.2
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				7.8		503.6	356.3	45.94	90.6	52.5	4.2	14.3	-10.2

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	15.5	7.8	0.4	7.4
Discount Operating		Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	56.7	52.5	4.2	-10.2	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	51.8	44.3	7.5	-5.6	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	47.6	37.6	10.0	-2.2	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	43.9	32.2	11.7	0.4	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	40.7	27.7	12.9	2.5	BOE	MSTB	15.5	7.8	0.4	7.4

Table II-2 Proved Producing Reserves and Net Present Values of the 31/12-06-50-25 W3M Well
Constant Case

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31/12-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		580.4	427.1
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	20.05	14.43
Reversion Pt	No Reversion		ROI Disc @10%	$/$	16.53	11.96
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	29.14	21.08

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	7.0	0.2	63.90	13.6	2.3	10.97	2.2	0.0	9.0	2.4	6.6
2013	12	1	5.5	2.0	63.90	127.2	25.5	12.79	15.9	0.0	85.8	22.8	63.0
2014	12	1	3.4	1.2	63.90	78.9	22.1	17.86	5.8	0.0	51.0	13.8	37.3
2015	12	1	2.1	0.8	63.90	48.7	19.9	26.14	2.0	0.0	26.8	7.2	19.6
2016	12	1	1.3	0.5	63.90	30.2	18.6	39.42	0.6	0.0	11.0	3.0	8.0
2017	12	1	0.8	0.3	63.90	18.7	17.8	60.91	0.4	8.8	-8.2	0.0	-8.2
SubTotal				5.0		317.3	106.2		26.9	8.8	175.4	49.1	126.3
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				5.0		317.3	106.2	21.39	26.9	8.8	175.4	49.1	126.3

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	19.9	5.0	0.3	4.6
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	184.1	8.8	175.4	126.3	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	165.5	6.7	158.8	114.7	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	149.8	5.2	144.7	104.7	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	136.5	4.1	132.4	96.0	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	125.0	3.2	121.8	88.5	BOE	MSTB	19.9	5.0	0.3	4.6

Table II-3 Proved Producing Reserves and Net Present Values of the 22/13-06-50-25 W3M Well
Constant Case

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22/13-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		302.7	226.2
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	10.11	7.29
Reversion Pt	No Reversion		ROI Disc @10%	$/$	8.36	6.07
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	23.21	16.85

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	8.4	0.3	63.90	16.3	3.9	15.28	3.0	0.0	9.4	2.4	7.0
2013	12	1	6.8	2.5	63.90	157.8	44.1	17.86	25.7	0.0	88.0	22.5	65.5
2014	12	1	4.6	1.7	63.90	107.0	40.5	24.20	12.9	0.0	53.6	13.8	39.8
2015	12	1	3.1	1.1	63.90	72.5	38.1	33.57	3.9	0.0	30.5	8.1	22.5
2016	12	1	2.1	0.8	63.90	49.2	36.5	47.36	0.0	17.5	-4.8	2.5	-7.3
SubTotal				6.3		402.9	163.1		45.4	17.5	176.9	49.3	127.6
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				6.3		402.9	163.1	25.87	45.4	17.5	176.9	49.3	127.6

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	12.6	6.3	0.7	5.6
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	194.4	17.5	176.9	127.6	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	174.5	14.1	160.4	116.1	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	157.7	11.4	146.3	106.3	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	143.5	9.3	134.2	97.7	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	131.3	7.7	123.6	90.2	BOE	MSTB	12.6	6.3	0.7	5.6

Table II-4 Proved Producing Reserves and Net Present Values of the 31/13-06-50-25 W3M Well Constant Case

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31/13-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
Waseca
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		800.0	753.8
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	13.89	10.08
Reversion Pt	No Reversion		ROI Disc @10%	$/$	12.32	8.96
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	32.92	23.95

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	35.0	1.1	63.90	68.1	7.5	7.08	17.2	0.0	43.3	10.8	32.5
2013	12	1	13.4	4.9	63.90	312.5	55.0	11.25	42.6	0.0	214.9	55.9	159.0
2014	12	1	1.6	0.6	63.90	38.0	35.7	59.96	0.0	17.5	-15.2	0.0	-15.2
SubTotal				6.6		418.5	98.2		59.8	17.5	243.1	66.7	176.3
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				6.6		418.5	98.2	15.00	59.8	17.5	243.1	66.7	176.3

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	13.1	6.6	0.9	5.6
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	260.6	17.5	243.1	176.3	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	244.1	15.5	228.6	166.1	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	229.4	13.8	215.6	156.9	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	216.3	12.3	204.0	148.5	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	204.5	11.1	193.4	141.0	BOE	MSTB	13.1	6.6	0.9	5.6

Table II-5 Proved Producing Reserves and Net Present Values of the 11/06-12-50-26 W3M Well Constant Case

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11/06-12-050-26W3/0			Economic Indicators		Before Tax	After-tax
Lloydminster
On Stream: January 2012			Internal Rate of Return (%)		800.0	800.0
CONSTANT PRICE
			Mod Int Rate of Return (%)		89.8	38.2
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	1.07	0.40
Reversion Pt	No Reversion		ROI Disc @10%	$/$	1.07	0.48
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	10.53	4.74

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	2.7	0.1	63.90	5.3	1.7	21.17	0.2	0.0	3.3	0.9	2.4
2013	12	1	1.6	0.6	63.90	38.0	19.2	32.23	0.3	0.0	18.5	5.0	13.5
2014	12	1	0.6	0.2	63.90	13.7	17.5	81.24	0.0	8.8	-12.5	0.0	-12.5
SubTotal				0.9		57.0	38.4		0.5	8.8	9.4	5.9	3.5
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				0.9		57.0	38.4	43.02	0.5	8.8	9.4	5.9	3.5

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	3.6	0.9	0.0	0.9
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	18.1	8.8	9.4	3.5	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	17.2	7.7	9.4	3.9	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	16.3	6.9	9.4	4.2	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	15.5	6.2	9.3	4.5	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	14.8	5.5	9.2	4.6	BOE	MSTB	3.6	0.9	0.0	0.9

Table II-6 Proved Producing Reserves and Net Present Values of the 31/14-06-50-25 W3M Well Constant Case

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31/14-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		228.7	161.5
Reserve Category:	Proven Producing		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	5.21	3.59
Reversion Pt	No Reversion		ROI Disc @10%	$/$	4.55	3.16
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	21.54	14.99

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	3.3	0.1	63.90	6.4	1.8	18.25	0.5	0.0	4.1	1.1	3.0
2013	12	1	2.5	0.9	63.90	57.5	20.6	22.83	2.9	0.0	34.1	9.2	24.9
2014	12	1	1.5	0.5	63.90	34.0	18.9	35.49	0.8	0.0	14.3	3.9	10.4
2015	12	1	0.9	0.3	63.90	20.1	17.9	56.88	0.4	8.8	-6.9	0.0	-7.0
SubTotal				1.8		118.1	59.2		4.5	8.8	45.6	14.2	31.4
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				1.8		118.1	59.2	32.04	4.5	8.8	45.6	14.2	31.4

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	7.4	1.8	0.0	1.8
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	54.3	8.8	45.6	31.4	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	49.9	7.4	42.5	29.5	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	46.1	6.3	39.8	27.7	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	42.7	5.4	37.3	26.1	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	39.7	4.6	35.1	24.6	BOE	MSTB	7.4	1.8	0.0	1.8

Table II-7 Proved + Probable Additional Reserves and Net Present Values 4 Wells in Section 11/01-48-24 W3M Constant Case

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MAIDSTONE PROPERTY SASKATCHEWAN			Economic Indicators		Before Tax	After-tax
4 Wells in Sec 01-048-24W3/0
McLaren			Internal Rate of Return (%)		800.0	800.0
CONSTANT PRICE
			Mod Int Rate of Return (%)		48.5	28.5
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Maidstone	ROI Undisc	$/$	1.36	0.77
Reversion Pt	No Reversion		ROI Disc @10%	$/$	1.24	0.76
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	5.80	3.57

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo Wells		BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	3	9.0	0.3	64.94	17.9	9.8	35.73	3.2	0.0	4.8	1.3	3.5
2013	12	3	8.6	3.2	64.94	204.9	117.5	37.23	36.9	0.0	50.5	13.6	36.9
2014	12	3	7.8	2.9	64.94	185.7	116.6	40.76	33.4	0.0	35.7	9.6	26.1
2015	12	3	7.1	2.6	64.94	168.5	115.8	44.62	30.3	0.0	22.4	6.0	16.4
2016	12	3	6.5	2.4	64.94	152.9	115.1	48.86	27.5	52.5	-42.2	0.0	-42.2
SubTotal				11.2		729.9	474.7		131.4	52.5	71.3	30.6	40.7
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				11.2		729.9	474.7	42.23	131.4	52.5	71.3	30.6	40.7

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	22.5	11.2	0.7	10.5
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	123.8	52.5	71.3	40.7	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	110.5	42.2	68.3	40.7	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	99.3	34.2	65.1	40.1	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	89.9	28.0	61.9	39.1	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	81.9	23.1	58.8	37.9	BOE	MSTB	22.5	11.2	0.7	10.5

Table II-8 Proved + Probable Additional Reserves and Net Present Values of the 31/12-06-50-25 W3M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013
12:41:02 PM
	Version	EANexus Ver
2.7.2.0

31/12-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		647.5	480.5
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	32.34	23.48
Reversion Pt	No Reversion		ROI Disc @10%	$/$	25.08	18.28
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	29.59	21.56

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital Cash Flow			Cash Flow
Year	Mo Wells		BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	7.3	0.2	63.90	14.2	2.3	10.12	2.5	0.0	9.5	2.5	7.0
2013	12	1	6.1	2.2	63.90	142.5	25.0	11.23	20.1	0.0	97.3	25.8	71.6
2014	12	1	4.4	1.6	63.90	103.0	22.3	13.80	10.4	0.0	70.4	18.8	51.6
2015	12	1	3.2	1.2	63.90	74.3	20.2	17.40	5.1	0.0	48.9	13.2	35.7
2016	12	1	2.3	0.8	63.90	53.5	18.8	22.41	2.5	0.0	32.3	8.7	23.6
2017	12	1	1.7	0.6	63.90	38.5	17.7	29.40	1.1	0.0	19.7	5.3	14.4
2018	12	1	1.2	0.4	63.90	27.8	17.0	38.98	0.6	0.0	10.3	2.8	7.5
2019	12	1	0.9	0.3	63.90	20.1	16.4	52.12	0.4	8.8	-5.4	0.4	-5.9
SubTotal				7.4		474.0	139.6		42.7	8.8	282.9	77.5	205.4
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				7.4		474.0	139.6	18.82	42.7	8.8	282.9	77.5	205.4

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	29.7	7.4	0.5	6.9
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	291.7	8.8	282.9	205.4	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	254.0	6.1	248.0	180.4	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	223.8	4.3	219.5	160.0	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	199.1	3.1	196.0	143.0	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	178.6	2.2	176.4	128.8	BOE	MSTB	29.7	7.4	0.5	6.9

Table II-9 Proved + Probable Additional Reserves and Net Present Values of the 22/13-06-50-25 W3M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013
12:41:03 PM
	Version	EANexus Ver
2.7.2.0

22/13-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		383.0	290.1
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	18.23	13.28
Reversion Pt	No Reversion		ROI Disc @10%	$/$	14.27	10.48
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	23.64	17.35

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital Cash Flow			Cash Flow
Year	Mo Wells		BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	9.5	0.3	63.90	18.5	3.8	13.12	3.5	0.0	11.2	2.8	8.3
2013	12	1	8.1	3.0	63.90	189.5	43.3	14.62	33.8	0.0	112.3	28.6	83.7
2014	12	1	6.1	2.2	63.90	142.5	40.0	17.95	22.1	0.0	80.3	20.6	59.8
2015	12	1	4.6	1.7	63.90	106.4	37.5	22.52	12.8	0.0	56.1	14.5	41.6
2016	12	1	3.4	1.2	63.90	79.9	35.6	28.50	5.8	0.0	38.4	10.1	28.3
2017	12	1	2.6	0.9	63.90	59.7	34.2	36.58	0.5	0.0	25.0	6.7	18.3
2018	12	1	1.9	0.7	63.90	45.0	33.2	47.05	0.0	0.0	11.9	3.2	8.7
2019	12	1	1.4	0.5	63.90	33.5	32.4	61.64	0.0	17.5	-16.3	0.0	-16.3
SubTotal				10.6		675.1	260.0		78.6	17.5	319.0	86.6	232.4
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				10.6		675.1	260.0	24.61	78.6	17.5	319.0	86.6	232.4

		Before Tax		After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	21.1	10.6	1.2	9.3
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	336.5	17.5	319.0	232.4	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	293.2	12.1	281.0	205.6	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	258.3	8.6	249.8	183.3	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	229.8	6.1	223.7	164.6	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	206.2	4.5	201.8	148.8	BOE	MSTB	21.1	10.6	1.2	9.3

Table II-10 Proved + Probable Additional Reserves and Net Present Values of the 31/13-06-50-25 W3M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013
12:41:03 PM
	Version	EANexus Ver
2.7.2.0

31/13-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
Waseca Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		800.0	800.0
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	25.59	18.81
Reversion Pt	No Reversion		ROI Disc @10%	$/$	21.99	16.20
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	33.98	25.03

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo Wells		BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	37.8	1.2	63.90	73.5	7.7	6.67	19.0	0.0	46.8	11.7	35.1
2013	12	1	21.2	7.7	63.90	493.6	64.8	8.38	100.8	0.0	328.1	83.5	244.5
2014	12	1	6.6	2.4	63.90	153.7	40.8	16.97	7.9	0.0	104.9	27.9	77.0
2015	12	1	2.0	0.7	63.90	47.3	33.3	45.04	0.0	18.6	-4.6	2.8	-7.4
SubTotal				12.0		768.1	146.6		127.7	18.6	475.2	125.9	349.3
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				12.0		768.1	146.6	12.19	127.7	18.6	475.2	125.9	349.3

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	24.0	12.0	2.0	10.0
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	493.8	18.6	475.2	349.3	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	455.3	15.7	439.6	323.5	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	421.7	13.3	408.4	300.8	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	392.2	11.4	380.9	280.8	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	366.2	9.8	356.4	263.0	BOE	MSTB	24.0	12.0	2.0	10.0

Table II-11 Proved + Probable Additional Reserves and Net Present Values of the 11/06-12-50-26 W3M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013
12:41:04 PM
	Version	EANexus Ver
2.7.2.0

11/06-12-050-26W3/0			Economic Indicators		Before Tax	After-tax
Lloydminster
On Stream: January 2012			Internal Rate of Return (%)		800.0	800.0
CONSTANT PRICE
			Mod Int Rate of Return (%)		166.1	111.2
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	2.97	1.96
Reversion Pt	No Reversion		ROI Disc @10%	$/$	2.65	1.77
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	20.56	13.73

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo	Wells	BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	2.9	0.1	63.90	5.6	1.6	18.79	0.2	0.0	3.7	1.0	2.7
2013	12	1	1.9	0.7	63.90	45.2	18.2	25.70	0.7	0.0	26.3	7.1	19.2
2014	12	1	0.9	0.3	63.90	21.2	16.5	49.61	0.0	8.8	-4.0	0.8	-4.8
SubTotal				1.1		72.0	36.3		1.0	8.8	26.0	8.9	17.1
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				1.1		72.0	36.3	32.22	1.0	8.8	26.0	8.9	17.1

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	4.5	1.1	0.0	1.1
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	34.8	8.8	26.0	17.1	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	32.3	7.7	24.5	16.3	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	30.1	6.9	23.2	15.5	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	28.1	6.2	22.0	14.7	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	26.4	5.5	20.9	14.1	BOE	MSTB	4.5	1.1	0.0	1.1

Table II-12 Proved + Probable Additional Reserves and Net Present Values of the 31/14-06-50-25 W3M Well Constant Case

EANexus	File
C:\EANexus\Case\ALBERTA STA
ALBERTA STAR DEVELOPMENT LTD.	Time	06/03/2013
12:41:04 PM
	Version	EANexus Ver
2.7.2.0

31/14-06-050-25W3/0			Economic Indicators		Before Tax	After-tax
McLaren Zone
CONSTANT PRICE			Internal Rate of Return (%)		800.0	800.0
			Mod Int Rate of Return (%)		319.8	236.3
Reserve Category:	Total Proven Plus Probable Additional		Pay Out	Yr	0.0	0.0
Province:	Sask	Field: Landrose	ROI Undisc	$/$	12.13	8.64
Reversion Pt	No Reversion		ROI Disc @10%	$/$	9.88	7.08
	CORPORATE YEAR END		NPI Disc @10%	$/BOE	25.59	18.35

Evaluation Interest Summary
			Oil Production			Total	Operating				B Tax	Tax	A Tax
			Rate	Volume	Price	Revenue	Expense		Burden	Capital	Cash Flow		Cash Flow
Year	Mo Wells		BBL/D	MSTB	$/BBL	M$	M$	$/BBL	M$	M$	M$	M$	M$
2012	1	1	3.6	0.1	63.90	7.0	1.7	15.86	0.6	0.0	4.7	1.3	3.5
2013	12	1	3.1	1.1	63.90	71.4	20.0	17.92	4.6	0.0	46.8	12.6	34.1
2014	12	1	2.2	0.8	63.90	52.1	18.7	22.90	2.3	0.0	31.1	8.4	22.7
2015	12	1	1.6	0.6	63.90	37.7	17.7	29.92	1.1	0.0	19.0	5.1	13.9
2016	12	1	1.2	0.4	63.90	27.6	16.9	39.18	0.6	0.0	10.1	2.7	7.4
2017	12	1	0.9	0.3	63.90	20.0	16.4	52.50	0.4	8.8	-5.6	0.4	-6.0
SubTotal				3.4		215.8	91.4		9.5	8.8	106.1	30.5	75.6
Remainder				0.0		0.0	0.0		0.0	0.0	0.0	0.0	0.0
Total				3.4		215.8	91.4	27.08	9.5	8.8	106.1	30.5	75.6

	Before Tax			After Tax			Gross	W.I.	Royalty	Net
					Oil	MSTB	13.5	3.4	0.1	3.3
Discount	Operating	Capital	Cash Flow	Cash Flow	Gas Raw	MMCF	0.0	0.0
Rate	Income	Invest
(%)	M$	M$	M$	M$	Gas Sales	MMCF	0.0	0.0	0.0	0.0
					NGL	MSTB	0.0	0.0	0.0	0.0
0.0	114.9	8.8	106.1	75.6	Pentane	MSTB	0.0	0.0	0.0	0.0
5.0	102.2	6.7	95.5	68.3	Butane	MSTB	0.0	0.0	0.0	0.0
10.0	91.6	5.2	86.4	62.0	Propane	MSTB	0.0	0.0	0.0	0.0
					Ethane	MSTB	0.0	0.0	0.0	0.0
15.0	82.8	4.1	78.7	56.6	Sulphur	MLT	0.0	0.0	0.0	0.0
20.0	75.3	3.2	72.1	51.9	BOE	MSTB	13.5	3.4	0.1	3.3

Appendix A – Conversion Factors and Abbreviations

Conversion Factors

1 metre	3.28 feet
1 cubic metre of gas	35.31467 cubic feet of gas
1 cubic metre of liquid	6.28981 barrels
1 kg/sq. cm.	14.22334 psi
1 hectare (10,000 square metres)	2.471054 acres

Abbreviations

ac	acre
AOF	absolute open flow
API	American Petroleum Institute
bbl	barrel
bopd	barrels of oil per day
BTU	British Thermal Unit
cp	centipose
[o] F	degrees, Fahrenheit
[o] R	degrees, Rankin
ft	feet
GOR	gas oil ratio
KB	Kelly bushing
LT	long tonne
m	metre
Mbbl	thousands of barrels
MMbbl	millions of barrels
$M	thousand dollars
Mcf	thousand cubic feet
mD	milli-Darcy
MD	measured depth
MMcf	million cubic feet
ppm	parts per million
PVT	pressure-volume-temperature
psia	pounds per square inch absolute
psig	pounds per square inch gauge
rb	reservoir barrel
RFT	Repeat formation test
scf	standard cubic feet
ss	subsea
stb	stock tank barrel
STOOIP	stock tank original oil-in-place
TVD	true vertical depth
WI	working interest

Appendix B – Production Data of the Company’s Wells in the Lloydminster Field

5-20-49-1 W4M Well Production Plots

00/05-20-049-01W4/00
NOG LLOYD 5-20-49-1 Status: FLOWING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 3.6 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

12-20-49-1 W4M Well Production Plots

02/12-20-049-01W4/00
SAHARA LLOYD 12-20-49-1 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: LLOYDMINSTER JJ
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 1.7 MBbl
Gas (Mcf/Day) Cum: 0.1 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

12-22-49-1 W4M Well Production Plots

02/12-22-049-01W4/00
NOG LLOYD 12-22-49-1 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Year
Oil (Bbl/Day) Cum: 10.8 MBbl
Gas (Mcf/Day) Cum: 1.2 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

16-22-49-1 W4M Well Production Plots

00/16-22-049-01W4/00
NOG LLOYD 16-22-49-1 Status: FLOWING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 29.2 MBbl
Gas (Mcf/Day) Cum: 8.8 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bk
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

10-6-50-1 W4M Well Production Plots

00/10-06-050-01W4/00
NOG 10B LLOYD 10-6-50-1 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 6.7 MBbl
Gas (Mcf/Day) Cum: 2.2 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

15-6-50-1 W4M Well Production Plots

00/15-06-050-01W4/00
NOG 15B LLOYD 15-6-50-1 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 4.0 MBbl
Gas (Mcf/Day) Cum: 0.3 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

16-6-50-1 W4M Well Production Plots

00/16-06-050-01W4/00
NOG LLOYD 16-6-50-1 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 4.6 MBbl
Gas (Mcf/Day) Cum: 0.1 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

3-11-50-2 W4M Well Production Plots

02/03-11-050-02W4/00
NOG 3C LLOYD 3-11-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 20.4 MBbl
Gas (Mcf/Day) Cum: 5.6 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

3-11-50-2 W4M Well Production Plots

03/03-11-050-02W4/00
SAHA LLOYD 3-11-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 5.7 MBbl
Gas (Mcf/Day) Cum: 1.9 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

12-14-50-2 W4M Well Production Plots

00/12-14-050-02W4/00
NOG LLOYD 12-14-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Year
Oil (Bbl/Day) Cum: 51.4 MBbl
Gas (Mcf/Day) Cum: 4.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

12-14-50-2 W4M Well Production Plots

02/12-14-050-02W4/00
NOG LLOYD 12-14-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Year
Oil (Bbl/Day) Cum: 56.6 MBbl
Gas (Mcf/Day) Cum: 3.3 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

13-14-50-2 W4M Well Production Plots

00/13-14-050-02W4/00
NOG LLOYD 13-14-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Year
Oil (Bbl/Day) Cum: 36.1 MBbl
Gas (Mcf/Day) Cum: 2.6 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bk
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

15-14-50-2 W4M Well Production Plots

02/15-14-050-02W4/00
NOG LLOYD 15-14-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Year
Oil (Bbl/Day) Cum: 8.5 MBbl
Gas (Mcf/Day) Cum: 1.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

9-22-50-2 W4M Well Production Plots

00/09-22-050-02W4/00
NOG 9B LLOYD 9-22-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Year
Oil (Bbl/Day) Cum: 0.2 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

9-22-50-2 W4M Well Production Plots

00/09-22-050-02W4/02
NOG LLOYD 9-22-50-2
Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER
Pool: COMMINGLED POOL 012
100
10
1
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 2.9 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

10-22-50-2 W4M Well Production Plots

00/10-22-050-02W4/00
NOG 10C LLOYD 10-22-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 2.9 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

10-22-50-2 W4M Well Production Plots

02/10-22-050-02W4/00
NOG 10B LLOYD 10-22-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 3.6 MBbl
Gas (Mcf/Day) Cum: 0.8 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

4-24-50-2 W4M Well Production Plots

00/04-24-050-02W4/00
NOG 4D LLOYD 4-24-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 3.8 MBbl
Gas (Mcf/Day) Cum: 1.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

6-24-50-2 W4M Well Production Plots

00/06-24-050-02W4/00
NOG 6D LLOYD 6-24-50-2 Status: PUMPING CRUDE OIL
Field: LLOYDMINSTER Pool: COMMINGLED POOL 012
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 6.7 MBbl
Gas (Mcf/Day) Cum: 2.7 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

Appendix C – Production Data of the Company’s Wells in the Maidstone Field

9-1-48-24 W3M Well Production Plots

11/09-01-048-24W3/00
SAHA MAIDSTONE A9-1-48-24 Status: ACTIVE OIL WELL
Field: MAIDSTONE Pool: MAIDSTONE MCLAREN
1000
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 70.4 MBbl
Gas (Mcf/Day) Cum: 2.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

10-1-48-24 W3M Well Production Plots

11/10-01-048-24W3/00
SAHA MAIDSTONE A10-1-48-24 Status: ACTIVE OIL WELL
Field: MAIDSTONE Pool: MAIDSTONE MCLAREN
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 71.5 MBbl
Gas (Mcf/Day) Cum: 2.1 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

15-1-48-24 W3M Well Production Plots

11/15-01-048-24W3/00
SAHA MAIDSTONE A15-1-48-24 Status: ACTIVE OIL WELL
Field: MAIDSTONE Pool: MAIDSTONE MCLAREN
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 65.1 MBbl
Gas (Mcf/Day) Cum: 1.4 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

16-1-48-24 W3M Well Production Plots

11/16-01-048-24W3/00
SAHA MAIDSTONE A16-1-48-24 Status: ACTIVE OIL WELL
Field: MAIDSTONE Pool: MAIDSTONE MCLAREN
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
Production Year
Oil (Bbl/Day) Cum: 93.9 MBbl
Gas (Mcf/Day) Cum: 2.2 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

Appendix D – Production Data of the Company’s Wells in the Landrose Field

5-6-50-25 W3M Well Production Plots

31/05-06-050-25W3/00
WESTERN PLAINS LANDROSE C5A-6-50-25 Status: NON-ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
100
10
1
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 7.1 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bk
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

6-6-50-25 W3M Well Production Plots

31/06-06-050-25W3/00
WESTERN PLAINS LANDROSE C6A-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
1000
100
10
1
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 11.7 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

11-6-50-25 W3M Well Production Plots

31/11-06-050-25W3/00
WESTERN PLAINS LANDROSE C11A-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 8.1 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bk
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

12-6-50-25 W3M Well Production Plots

31/12-06-050-25W3/00
WESTERN PLAINS LANDROSE C12-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 34.6 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

13-6-50-25 W3M Well Production Plots

22/13-06-050-25W3/02
WESTERN PLAINS LANDROSE B13A-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
100
10
1
1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010
Production Year
Oil (Bbl/Day) Cum: 29.7 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

13-6-50-25 W3M Well Production Plots

31/13-06-050-25W3/00
WESTERN PLAINS LANDROSE DD 3B13-6-4C13A-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE WASECA
100
10
1
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 22.8 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

14-6-50-25 W3M Well Production Plots

31/14-06-050-25W3/00
WESTERN PLAINS LANDROSE C14A-6-50-25 Status: ACTIVE OIL WELL
Field: LANDROSE Pool: LANDROSE MCLAREN
100
10
1
2010
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 27.1 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

16-6-50-25 W3M Well Production Plots

11/16-06-050-25W3/00
WESTERN PLAINS LANDROSE A16A-6-50-25 Status: ACTIVE OIL WELL
Field: UNKNOWN Pool: MCLAREN
100
10
1
2011
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 3.7 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bb
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)

6-12-50-26 W3M Well Production Plots

11/06-12-050-26W3/00
WESTERN PLAINS LANDROSE A6-12-50-26 Status: ACTIVE OIL WELL
Field: LLOYDMINSTER Pool: LLOYDMINSTER
100
10
1
2012
2013
2014
Production Year
Oil (Bbl/Day) Cum: 5.5 MBbl
Gas (Mcf/Day) Cum: 0.0 MMcf
Water (Bbl/Day) Cum: 0.0 MBbl
GOR (Mcf/Bk
WOR+1
Cond (Bbl/Day) Cum: 0.0 MBbl
On Prod (h)